Exhibit 99.1

News Release

Aldeyra Therapeutics Appoints Nancy Miller-Rich to Board of Directors

Addition of 35-Year Pharmaceutical Industry Veteran Augments Board’s Business Development and

Commercial Strategy Expertise

Lexington, Mass., January 14, 2020 – Aldeyra Therapeutics, Inc. (Nasdaq: ALDX) (Aldeyra), a biotechnology company devoted to developing and commercializing next-generation medicines to improve the lives of patients with immune-mediated diseases, today announced the appointment of Nancy Miller-Rich to the company’s board of directors.

“Nancy brings enterprise-wide strategic thinking and business development expertise over more than 35 years in the pharmaceutical industry, including senior roles with Merck Pharmaceuticals and Schering-Plough,” said Richard H. Douglas, Ph.D., Chairman of the Aldeyra board of directors. “Her public company experience, particularly her strong background in areas such as licensing, joint ventures, and global commercial development, is expected to enhance our stewardship as Aldeyra continues to advance toward potential product commercialization.”

Ms. Miller-Rich is Chief Executive of Miller-Rich Associates, a pharmaceutical industry consultancy she founded in 2017. Previously, she served in leadership roles at Merck & Co., Inc. and Schering-Plough Corporation, where she was Senior Vice President, Global Human Health Business Development & Licensing, Strategy and Commercial Support from 2013 to 2017 and Group Vice President, Consumer Care Global New Ventures and Strategic Commercial Development from 2007 to 2013. Prior to joining Schering-Plough Corporation in 1990, Ms. Miller-Rich served in a variety of commercial and marketing roles at Sandoz Pharmaceuticals and Sterling Drug, Inc. She is a director of Intercept Pharmaceuticals, Inc. and UDG Healthcare plc, as well as a board member of a number of private and not-for-profit entities. Ms. Miller-Rich received her B.S. in Business Administration, Marketing from Ithaca College in Ithaca, New York.

“I look forward to contributing to the Aldeyra board and working closely with the leadership team to guide the company’s strategic growth,” Ms. Miller-Rich said. “Aldeyra’s pipeline comprises novel, diverse and highly differentiated therapeutic approaches to treat significant unmet medical needs. It’s gratifying to help such an innovative organization continue to achieve success.”

Ms. Miller-Rich’s appointment expands Aldeyra’s board of directors to eight members, seven of whom are independent directors.

About Aldeyra Therapeutics

Aldeyra Therapeutics is a biotechnology company devoted to developing and commercializing next-generation medicines to improve the lives of patients with immune-mediated diseases. Aldeyra’s lead investigational drug product candidates are potential first-in-class treatments in development for dry eye disease, allergic conjunctivitis, proliferative vitreoretinopathy, and Sjögren-Larsson Syndrome. The company is also developing other product candidates for retinal and systemic inflammatory diseases.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Aldeyra’s strategy, future operations, future financial position, projected costs and expenses, prospects, plans, and objectives and Aldeyra’s plans and expectations for its product candidates, including plans relating to product development and commercialization. Aldeyra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “potential,” “aim,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Aldeyra is at an early stage of development and may not ever have any products that generate significant revenue. All of Aldeyra’s development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation or completion of clinical trials. Important factors that could cause actual results to differ materially from those reflected in Aldeyra’s forward-looking statements include, among others, the timing of enrollment, commencement and completion of Aldeyra’s clinical trials, the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; updated or refined data based on Aldeyra’s continuing review and quality control analysis of clinical data, Aldeyra’s ability to design clinical trials with protocols and endpoints acceptable to applicable regulatory authorities; delay in or failure to obtain regulatory approval of Aldeyra’s product candidates; the ability to maintain regulatory approval of Aldeyra’s product candidates, and the labeling for any approved products; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Aldeyra’s product candidates; the scope, progress, expansion, and costs of developing and commercializing Aldeyra’s product candidates; uncertainty as to Aldeyra’s ability to commercialize (alone or with others) Aldeyra’s product candidates following regulatory approval, if any; the size and growth of the potential markets and pricing for Aldeyra’s product candidates and the ability to serve those markets; Aldeyra’s expectations regarding Aldeyra’s expenses and revenue, the sufficiency or use of Aldeyra’s cash resources and needs for additional financing; the rate and degree of market acceptance of any of Aldeyra’s product candidates; Aldeyra’s expectations regarding competition; Aldeyra’s anticipated growth strategies; Aldeyra’s ability to attract or retain key personnel; Aldeyra’s limited sales and marketing infrastructure; Aldeyra’s ability to establish and maintain development partnerships; Aldeyra’s ability to successfully integrate acquisitions into its business; Aldeyra’s expectations regarding federal, state and foreign regulatory requirements; regulatory developments in the United States and foreign countries; Aldeyra’s ability to obtain and maintain intellectual property protection for its product candidates; the anticipated trends and challenges in Aldeyra’s business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2018 and Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in those sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2019, expected to be filed with the SEC in the first quarter of 2020.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this release is provided only as of the date of this release, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Corporate Contact:	Investor & Media Contact:
David McMullin	Scott Solomon
Aldeyra Therapeutics, Inc.	Sharon Merrill Associates, Inc.
Tel: 781-761-4904 ext. 218	Tel: 617-542-5300
dmcmullin@aldeyra.com	ALDX@investorrelations.com